                                                                   EXHIBIT 17(d)

             AMENDED AND RESTATED PRICING AND BOOKKEEPING AGREEMENT


         This Amended and Restated Pricing and Bookkeeping Agreement is dated this 1st day of May, 2003, between Liberty Variable Investment Trust (formerly Keyport Variable Investment Trust) (the "Trust"), and Colonial Management Associates, Inc. ("Colonial"), a Massachusetts corporation.

         WHEREAS, the Trust and Colonial previously entered into a Pricing and Bookkeeping Agreement dated June 7, 1993, as amended on May 2, 1994, May 1, 1995, August 15, 1997 and July 1, 2001; and

         WHEREAS, the parties wish to amend Appendix I to amend and restate the Agreement to incorporate previous amendments and to update Appendix I.

         NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as set forth, the parties covenant and agree as follows:

         1. Appointment. The Trust may offer an unlimited number of series ("Funds"), each of which may have multiple classes of shares ("Shares"). This Agreement will apply to each Fund on the Effective Date set forth in Appendix I as amended from time to time.

         2. Services. Colonial shall (i) determine and timely communicate to persons designated by the Trust the Fund's net asset values and offering prices per Share; and (ii) maintain and preserve in a secure manner the accounting records of the Fund. All records shall be the property of the Fund. Colonial will provide disaster planning to minimize possible service interruption.

         3. Audit, Use and Inspection. Colonial shall make available on its premises during regular business hours all records of a Fund for reasonable audit, use and inspection by the Trust, its agents and any regulatory agency having authority over the Fund.

         4. Compensation. The Trust will pay Colonial for each Fund (except for Columbia High Yield Fund, VS, Columbia Real Estate Equity Fund, VS and Liberty Equity Fund, VS) a monthly fee consisting of a Flat Fee plus an Asset-Based Fee, as follows:

                  (a) "Flat Fee." For each Fund that is a stand-alone fund or a master fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $10,000, paid monthly. For each Fund that is a feeder fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $5,000, paid monthly; plus

                  (b) "Asset-Based Fee." For each Fund that is a stand-alone fund or a feeder fund in a master/feeder structure, as identified as such on Schedule A, that has average net assets of more than $50 million in any particular month, a monthly fee equal to the average net assets of the Fund for that month multiplied by the Asset-Based Fee Rate. The "Asset-Based Rate" shall be calculated as follows:

                           [(number of stand-alone funds and master funds on Schedule A x $105,000) + (number of feeder funds on Schedule A x $12,000) - (annual flat fees payable by each fund on Schedule A)] / (average monthly net assets of all stand-alone funds and feeder funds on Schedule A with average monthly net assets of more than $50 million in that month)

                  [Note: certain of the funds listed on Schedule A are not party to the Agreement but are listed for the purpose of calculating the Asset-Based Fee Rate.] The Fund also shall reimburse Colonial for any and all out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities, in performing services under this Agreement.

         [For Columbia High Yield Fund, VS, Columbia Real Estate Equity Fund, VS and Liberty Equity Fund, VS, the fee shall be as follows:__]

         5. Compliance. Colonial shall comply with applicable provisions of the prospectus and statement of additional information of the Trust and applicable laws and rules in the provision of services under this Agreement.

         6. Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of Colonial, or reckless disregard of its obligations and duties hereunder, Colonial shall not be subject to any liability to the Trust or Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

         7. Amendments. The Trust shall submit to Colonial a reasonable time in advance of filing with the Securities and Exchange Commission copies of any changes in its Registration Statement. If a change in documents or procedures materially increases the cost to Colonial of performing its obligations, Colonial shall be entitled to receive reasonable additional compensation.

         8. Duration and Termination, etc. This Agreement may be changed only by writing executed by each party. This Agreement: (a) shall continue in effect until two years from the date of its execution, and thereafter, from year to year so long as approved annually by vote of a majority of the Trustees who are not affiliated with Colonial; (b) may be terminated at any time without penalty by sixty days' written notice to either party; and (c) may be terminated at any time for cause by either party if such cause remains unremedied for a reasonable period not to exceed ninety days after receipt of written specification of such cause. Paragraph 6 of this Agreement shall survive termination. If the Trust designates a successor to any of Colonial's obligations, Colonial shall, at the expense and direction of the Trust, transfer to the successor all trust records maintained by Colonial.

         9. Miscellaneous. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts.


         10. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Colonial under this Agreement, Colonial may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Colonial, provided that Colonial shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. Except as otherwise provided in paragraph herein, all costs and expenses associated with services provided by any such third parties shall be borne by Colonial or such parties.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above.



                                            LIBERTY VARIABLE INVESTMENT TRUST



                                            By:
                                                Secretary



                                            COLONIAL MANAGEMENT ASSOCIATES, INC.



                                            By:
                                                Chief Operating Officer


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                                    Appendix I

                                                                                EFFECTIVE DATE
                                                                                --------------
Columbia International Fund, VS
Colonial Small Cap Value Fund, VS
Colonial Strategic Income Fund, VS
Liberty Growth & Income Fund, VS
Liberty All-Star Equity Fund, VS
Liberty S&P 500 Index Fund, VS
Liberty Select Value Fund, VS
Newport Tiger Fund, VS
Columbia High Yield Fund, VS                                                    April __, 2003
Liberty Equity Fund, VS                                                         April __, 2003
Columbia Real Estate Equity Fund, VS                                            April __, 2003

                                    SCHEDULE A

LIBERTY FUNDS TRUST I
---------------------------------------------------------------------------------------------------------------------
Liberty High Yield Securities Fund                                                              Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Strategic Income Fund                                                                   Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Tax-Managed Growth Fund                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Tax-Managed Growth Fund II                                                              Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Tax-Managed Value Fund                                                                  Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Tax-Managed Aggressive Growth Fund                                                      Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST II
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Japan Opportunities Fund                                                        Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Greater China Fund                                                              Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Money Market Fund                                                                       Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST III
---------------------------------------------------------------------------------------------------------------------
Liberty Select Value Fund                                                                       Fund
---------------------------------------------------------------------------------------------------------------------
The Liberty Fund                                                                                Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Global Equity Fund                                                              Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Federal Securities Fund                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Contrarian Income Fund                                                                  Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST IV
---------------------------------------------------------------------------------------------------------------------
Liberty Tax-Exempt Fund                                                                         Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Tax-Exempt Insured Fund                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Utilities Fund                                                                          Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Municipal Money Market Fund                                                             Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST V
---------------------------------------------------------------------------------------------------------------------
Liberty California Tax-Exempt Fund                                                              Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Connecticut Tax-Exempt Fund                                                             Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Massachusetts Tax-Exempt Fund                                                           Fund
---------------------------------------------------------------------------------------------------------------------
Liberty New York Tax-Exempt Fund                                                                Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Ohio Tax-Exempt Fund                                                                    Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST VI
---------------------------------------------------------------------------------------------------------------------
Liberty Small Cap Value Fund                                                                    Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Growth & Income Fund                                                                    Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Asia Pacific Fund                                                               Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY FUNDS TRUST VII
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Tiger Fund                                                                      Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Europe Fund                                                                     Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
---------------------------------------------------------------------------------------------------------------------
Liberty Managed Municipals Fund                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Liberty High Yield Municipal Fund                                                               Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------
Liberty Global Thematic Equity Fund                                                             Fund
---------------------------------------------------------------------------------------------------------------------
Liberty European Thematic Equity Fund                                                           Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Growth Stock Fund                                                                       Fund
---------------------------------------------------------------------------------------------------------------------

Liberty Young Investor Fund                                                                     Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY-STEIN ROE FUNDS TRUST
---------------------------------------------------------------------------------------------------------------------
Stein Roe Institutional Client High Yield Fund                                                  Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY-STEIN ROE ADVISOR TRUST
---------------------------------------------------------------------------------------------------------------------

LIBERTY-STEIN ROE FUNDS INCOME TRUST
---------------------------------------------------------------------------------------------------------------------
Liberty Income Fund                                                                             Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Intermediate Bond Fund                                                                  Fund
---------------------------------------------------------------------------------------------------------------------

Liberty Floating Rate Fund                                                                      Feeder
---------------------------------------------------------------------------------------------------------------------
Liberty-Stein Roe Institutional Floating Rate Income Fund                                       Feeder
---------------------------------------------------------------------------------------------------------------------
Stein Roe Floating Rate Limited Liability Company                                               Master
---------------------------------------------------------------------------------------------------------------------

CLOSED END FUNDS
---------------------------------------------------------------------------------------------------------------------
Colonial Intermediate High Income Fund                                                          Fund
---------------------------------------------------------------------------------------------------------------------
Colonial InterMarket Income Trust I                                                             Fund
---------------------------------------------------------------------------------------------------------------------
Colonial Insured Municipal Fund                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Colonial California Insured Municipal Fund                                                      Fund
---------------------------------------------------------------------------------------------------------------------
Colonial New York Insured Municipal Fund                                                        Fund
---------------------------------------------------------------------------------------------------------------------
Colonial Municipal Income Trust                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Colonial Investment Grade Municipal Trust                                                       Fund
---------------------------------------------------------------------------------------------------------------------
Colonial High Income Municipal Trust                                                            Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Floating Rate Advantage Fund                                                            Fund
---------------------------------------------------------------------------------------------------------------------

LIBERTY VARIABLE INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------
Liberty Growth & Income Fund, VS                                                                Fund
---------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund VS                                                                Fund
---------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, VS                                                                Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Select Value Fund, VS                                                                   Fund
---------------------------------------------------------------------------------------------------------------------
Liberty S&P 500 Index Fund, VS                                                                  Fund
---------------------------------------------------------------------------------------------------------------------
Colonial Strategic Income Fund, VS                                                              Fund
---------------------------------------------------------------------------------------------------------------------
Columbia International Fund, VS                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, VS                                                                          Fund
---------------------------------------------------------------------------------------------------------------------

STEINROE VARIABLE INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------
Liberty Asset Allocation Fund, VS                                                               Fund
---------------------------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund, VS                                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Small Company Growth Fund, VS                                                           Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Money Market Fund, VS                                                                   Fund
---------------------------------------------------------------------------------------------------------------------
Liberty Federal Securities Fund, VS                                                             Fund
---------------------------------------------------------------------------------------------------------------------